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                                                                    EXHIBIT 10.3


                             SECOND AMENDMENT TO
                           REVOLVING LOAN AGREEMENT

     THIS SECOND AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT dated as of November 1, 1997 (this "Amendment"), is between TAYLOR CAPITAL GROUP, INC., an Delaware corporation (the "Borrower"), and LASALLE NATIONAL BANK, a national banking association (the "Bank").

                                 WITNESSETH:


     WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of February 12, 1997, as amended by a first Amendment dated February 27, 1997 (as so amended, the "Agreement"); and

     WHEREAS, the Borrower and the Bank have agreed to amend the Agreement as more fully described herein,

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.

     2. AMENDMENTS TO THE AGREEMENT.

        2.1 Amendments to Section 1.1. The following definitions set forth in
Section 1.1 of the Agreement are hereby amended and restated in their entireties as follows:

           "Revolving Credit Maturity Date" means May 1, 1998.

           "Revolving Note" means a promissory note in the form of Exhibit 3.1 attached hereto, as amended or replaced from time to time, duly executed by the Borrower.

        2.2 Amendment to Section 3.1. The first sentence of Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

           "The Revolving Loans shall be evidenced by the Revolving Note."

        2.3 Replacement of Exhibit 3.1. Exhibit 3.1 attached to and made a part of the Agreement is hereby deleted in its entirety and Exhibit 3.1 attached hereto is hereby substituted therefor.

     3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:
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        3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

        3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

        3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

        3.4 No Default. As of the date hereof, no Event of Default under
Section 8 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

        3.5 Warranties. As of the date hereof, the representations and warranties in Section 7 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

     4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

        (a)  This Amendment duly executed by the Borrower;

        (b) Substitute Revolving Note in the form of Exhibit 3.1 attached hereto duly executed by the Borrower;

        (c) Such other documents and instruments as the Bank reasonably requests.

     5. GENERAL.

        5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

        5.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.


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        5.3 Confirmation of the Agreement. Except as amended hereby, the
Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.


LASALLE NATIONAL BANK                      TAYLOR CAPITAL GROUP, INC.



By: /s/ J. C. Goldner
   -------------------------------         By: /s/ Christopher Alstrin
Its: Vice President                           -------------------------------
    ------------------------------         Its:  CFO
                                               ------------------------------


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